Exhibit 99.1
Trulieve Reports Third Quarter 2024 Results
Ahead of Florida Adult-Use Vote

•Third quarter revenue of $284 million, up 3% year over year, in line with guidance
•Gross margin of 61%, compared to 52% during the third quarter of 2023
•Year to date cash flow from operations of $241 million and free cash flow of $162 million*
•Florida adult-use campaign support of $48 million during the third quarter

Tallahassee, FL – November 5, 2024 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced its results for the quarter ended September 30, 2024. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles unless otherwise indicated. Numbers may not sum perfectly due to rounding.
Q3 2024 Financial and Operational Highlights*
•Revenue of $284 million increased 3% year over year, with 95% of revenue from retail sales.
•Achieved gross margin of 61%, with GAAP gross profit of $173 million.
•Reported net loss attributable to common shareholders of $60 million. Adjusted net loss of $12 million* excludes $48 million in campaign support and other non-recurring charges, asset impairments, disposals and discontinued operations.
•Achieved adjusted EBITDA of $96 million*, or 34% of revenue, up 24% year over year.
•Generated cash flow from operations of $30 million and free cash flow of $(7) million*, both of which were impacted by $48 million in campaign support.
•Cash and short term investments at quarter end totaled $319 million.
•Launched adult use sales at three Ohio locations: Beavercreek, Columbus, and Westerville.
•Rolled out #YesOn3 product line to support Smart and Safe Florida adult-use campaign.
•Entered partnership with Professional Pickleball Association and Major League Pickleball to sponsor events in Arizona, Florida, and Georgia.
•Opened 15 new dispensaries in Florida and Pennsylvania.
•Ended the quarter with 30% of retail locations outside of the state of Florida.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
Recent Developments
•Opened five new retail locations in Bonita Springs, Hallandale, Lake Placid, Orlando, and St. Augustine, Florida.
•Currently operate 220 retail dispensaries and over four million square feet of cultivation and processing capacity in the United States.

Management Commentary

“As voters in Florida cast their ballots across the state today, there is an opportunity to make history by approving cannabis legalization for personal use,” said Kim Rivers, Trulieve CEO. “With 156 stores in Florida, scaled production capacity, and sufficient capital to support further investment, if approved, Trulieve is best positioned to fully prepare for the launch of recreational sales next Spring.”

Financial Highlights*

Results of Operations	For the Three Months Ended					For the Nine Months Ended
(Figures in millions except per share data)	September 30, 2024	September 30, 2023	% Better / (Worse)	June 30, 2024	% Better / (Worse)	September 30, 2024	September 30, 2023	% Better / (Worse)
Revenue	$284	$275	3%	$303	(6%)	$885	$842	5%
Gross profit	$173	$143	21%	$182	(5%)	$529	$435	22%
Gross margin %	61%	52%		60%		60%	52%
Operating expenses	$173	$120	(44%)	$132	(31%)	$432	$686	37%
Operating expenses %	61%	43%		43%		49%	81%
Net loss**	$(60)	$(25)	(137%)	$(12)	NMF	$(95)	$(493)	81%
Net loss continuing operations	$(60)	$(23)	(163%)	$(11)	NMF	$(94)	$(399)	76%
Adjusted net (loss) income	$(12)	$(15)	19%	$0	NMF	$(22)	$(47)	53%
Basic and diluted shares outstanding	190	189		190		190	189
EPS continuing operations	$(0.32)	$(0.12)	(168%)	$(0.04)	NMF	$(0.52)	$(2.09)	75%
Adjusted EPS	$(0.06)	$(0.08)	20%	$0.00	NMF	$(0.12)	$(0.25)	54%
Adjusted EBITDA	$96	$78	24%	$107	(10%)	$309	$235	32%
Adjusted EBITDA Margin %	34%	28%		35%		35%	28%
NMF - No Meaningful Figure
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
**Net loss attributable to common shareholders which excludes non-controlling interest.

Conference Call
The Company will host a conference call and live audio webcast on November 5, 2024, at 8:30 A.M. Eastern time, to discuss its third quarter 2024 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-844-824-3830	Passcode: 3735709

International: 1-412-542-4136	Passcode: 3735709
A live audio webcast of the conference call will be available at:
Trulieve Cannabis Corp Q3 2024 Earnings
A powerpoint presentation and archived replay of the webcast will be available at:
https://investors.trulieve.com/events

The Company’s Form 10-Q for the quarter ended September 30, 2024, will be available on the SEC’s website or at https://investors.trulieve.com/quarterly-results. The Company’s Management Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on https://www.sedarplus.ca/landingpage/ and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except for share data)

	September 30, 2024	December 31, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$237.7	$201.4
Short-term investments	80.2	—
Restricted cash	0.9	6.6
Accounts receivable, net	9.0	6.7
Inventories	220.9	213.1
Income tax receivable	5.8	—
Prepaid expenses	19.2	17.6
Other current assets	26.6	23.7
Notes receivable - current portion, net	1.8	6.2
Assets associated with discontinued operations	0.9	2.0
Total current assets	603.0	477.3
Property and equipment, net	701.6	676.4
Right of use assets - operating, net	116.1	95.9
Right of use assets - finance, net	65.6	58.5
Intangible assets, net	873.3	917.2
Goodwill	483.9	483.9
Notes receivable, net	5.8	7.4
Other assets	23.0	10.4
Long-term assets associated with discontinued operations	2.0	2.0
TOTAL ASSETS	$2,874.2	$2,729.1
LIABILITIES
Current Liabilities:
Accounts payable and accrued liabilities	$96.1	$83.2
Deferred revenue	6.7	1.3
Notes payable - current portion	3.3	3.8
Operating lease liabilities - current portion	11.6	10.1
Finance lease liabilities - current portion	9.1	7.6
Construction finance liabilities - current portion	1.8	1.5
Contingencies	4.6	4.4
Liabilities associated with discontinued operations	3.5	3.0
Total current liabilities	136.7	114.8
Long-Term Liabilities:
Private placement notes, net	364.4	363.2
Notes payable, net	112.8	115.9
Operating lease liabilities	113.4	92.2
Finance lease liabilities	68.4	61.7
Construction finance liabilities	135.9	136.7
Deferred tax liabilities	204.2	207.0
Uncertain tax position liabilities	384.1	180.4
Other long-term liabilities	6.5	7.1
Long-term liabilities associated with discontinued operations	39.4	41.6
TOTAL LIABILITIES	$1,565.8	$1,320.4
MEZZANINE EQUITY
Redeemable non-controlling interest	$7.1	$—
SHAREHOLDERS’ EQUITY
Common stock, no par value; unlimited shares authorized. 189,154,228 and 186,235,818 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively.	$—	$—
Additional paid-in-capital	2,048.0	2,055.1
Accumulated deficit	(736.0)	(640.6)
Non-controlling interest	(10.7)	(5.9)
TOTAL SHAREHOLDERS’ EQUITY	1,301.3	1,408.6
TOTAL LIABILITIES, MEZZANINE EQUITY, AND SHAREHOLDERS' EQUITY	$2,874.2	$2,729.1

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions, except for share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$284.3	$275.2	$885.3	$842.2
Cost of goods sold	111.0	132.3	356.6	407.4
Gross profit	173.3	142.9	528.7	434.8
Expenses:
Sales and marketing	66.7	59.4	191.0	181.2
General and administrative	81.9	34.5	161.5	108.7
Depreciation and amortization	28.3	27.0	84.2	82.6
Impairment and disposal of long-lived assets, net of (recoveries)	(4.3)	(1.2)	(4.4)	5.5
Impairment of goodwill	—	—	—	307.6
Total expenses	172.7	119.6	432.3	685.6
Income (loss) from operations	0.6	23.3	96.5	(250.8)
Other income (expense):
Interest expense, net	(17.5)	(20.8)	(47.6)	(60.9)
Interest income	4.2	1.9	11.5	4.3
Gain on debt extinguishment	—	8.2	—	8.2
Other (expense) income, net	(0.2)	1.1	(4.8)	5.9
Total other expense, net	(13.5)	(9.6)	(40.9)	(42.6)
(Loss) income before provision for income taxes	(12.8)	13.7	55.6	(293.4)
Provision for income taxes	47.4	36.6	150.0	105.9
Net loss from continuing operations	(60.2)	(22.9)	(94.4)	(399.3)
Net loss from discontinued operations, net of tax benefit (provision) of zero, zero, zero, and $(0.6), respectively	(1.6)	(2.9)	(4.6)	(99.1)
Net loss	(61.9)	(25.8)	(99.0)	(498.3)
Less: net loss attributable to non-controlling interest from continuing operations	(1.4)	(0.5)	(2.8)	(3.8)
Less: net loss attributable to redeemable non-controlling interest from continuing operations	(0.3)	—	(0.9)	—
Less: net loss attributable to non-controlling interest from discontinued operations	—	—	—	(1.2)
Net loss attributable to common shareholders	$(60.2)	$(25.4)	$(95.3)	$(493.4)

Earnings Per Share (see numerator reconciliation below)
Net loss per share - Continuing operations:
Basic and diluted	$(0.32)	$(0.12)	$(0.52)	$(2.09)
Net loss per share - Discontinued operations:
Basic and diluted	$(0.01)	$(0.02)	$(0.02)	$(0.52)
Weighted average number of common shares used in computing net loss per share:
Basic and diluted	190.2	188.9	190.0	189.0

EPS Numerator Reconciliation
Net loss attributable to common shareholders (from above)	$(60.2)	$(25.4)	$(95.3)	$(493.4)
Net loss from discontinued operations, net of tax, attributable to common shareholders	1.6	2.9	4.6	97.9
Adjustment of redeemable non-controlling interest to maximum redemption value	(2.1)	—	(9.0)	—
Net loss from continuing operations available to common shareholders	$(60.6)	$(22.5)	$(99.7)	$(395.5)

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cash flows from operating activities
Net loss	$(61.9)	$(25.8)	$(99.0)	$(498.3)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	28.3	27.0	84.2	83.6
Depreciation included in cost of goods sold	13.3	14.5	40.1	45.4
Gain on debt extinguishment	—	(8.2)	—	(8.2)
Impairment and disposal of long-lived assets, net of (recoveries)	(4.3)	(1.2)	(4.4)	5.5
Impairment of goodwill	—	—	—	307.6
Amortization of operating lease right of use assets	3.0	2.5	8.3	7.8
Share-based compensation	5.5	4.5	15.6	7.4
Allowance for credit losses	0.5	0.5	4.9	0.9
Deferred income taxes	(6.2)	(6.5)	(2.7)	(18.7)
Loss from disposal of discontinued operations	—	0.6	—	69.8
Other non-cash changes	(0.3)	1.7	0.9	5.0
Changes in operating assets and liabilities:
Inventories	(13.3)	26.2	(8.3)	66.5
Accounts receivable	(1.5)	(1.2)	(0.7)	(1.9)
Prepaid expenses and other current assets	4.9	4.3	(0.9)	9.3
Other assets	(1.1)	0.3	(6.1)	2.0
Accounts payable and accrued liabilities	4.9	8.9	4.6	4.5
Income tax receivable / payable	0.5	(0.1)	(4.3)	(49.9)
Other liabilities	—	0.9	0.2	(14.4)
Operating lease liabilities	(1.6)	(2.1)	(6.0)	(6.9)
Deferred revenue	2.3	(2.2)	5.3	(6.0)
Uncertain tax position liabilities	51.0	50.7	203.8	61.8
Other long-term liabilities	1.8	(1.8)	(0.7)	(2.6)
Proceeds received from insurance for operating expenses	4.4	—	5.9	—
Net cash provided by operating activities	30.3	93.4	240.8	70.4
Cash flows from investing activities
Purchases of property and equipment	(36.9)	(6.3)	(79.0)	(31.0)
Capitalized interest	(1.2)	0.9	(0.9)	0.1
Purchases of internal use software	(6.8)	(3.4)	(18.3)	(7.7)
Purchases of short-term investments	(80.0)	—	(80.0)	—
Cash paid for licenses	(6.5)	—	(7.0)	(4.0)
Payment for initial direct costs on finance leases	(0.6)	—	(0.6)	—
Proceeds from disposal activities	0.3	3.5	1.0	11.7
Proceeds from notes receivable repayments	0.3	0.2	0.9	0.6
Proceeds received from insurance recoveries on property and equipment	—	—	0.5	—
Net cash used in investing activities	(131.5)	(5.0)	(183.4)	(30.3)
Cash flows from financing activities
Payments for taxes related to net share settlement of equity awards	(12.2)	—	(12.3)	—
Payments on finance lease obligations	(1.9)	(1.8)	(5.5)	(5.7)
Payments on notes payable	(1.4)	(0.7)	(3.8)	(5.5)
Payments on construction finance liabilities	(0.9)	(0.7)	(2.5)	(1.3)
Payments and costs related to consolidated VIE settlement transaction	—	—	(5.1)	—
Distributions to subsidiary non-controlling interest	—	—	(1.1)	(0.1)
Payments on private placement notes	—	(47.6)	—	(47.6)
Payments for debt issuance costs	—	(0.4)	—	(0.4)
Proceeds from non-controlling interest holders' subscription	—	—	3.0	—
Proceeds from equity exercises	—	—	0.2	—
Net cash used in financing activities	(16.4)	(51.3)	(27.1)	(60.6)
Net (decrease) increase in cash, and cash equivalents	(117.5)	37.2	30.3	(20.5)
Cash, cash equivalents, and restricted cash, beginning of period	356.1	159.9	208.0	213.8
Cash and cash equivalents of discontinued operations, beginning of period	—	1.8	0.3	5.7
Less: cash and cash equivalents of discontinued operations, end of period	—	(0.1)	—	(0.1)
Cash, cash equivalents, and restricted cash, end of period	$238.6	$198.9	$238.6	$198.9

The consolidated statements of cash flows include continuing operations and discontinued operations for the periods presented.

Non-GAAP Financial Measures (Unaudited)
In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted EBITDA margin %, adjusted net (loss) income, adjusted net (loss) income per diluted share, and free cash flow. The Company calculates EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization; adjusted EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain extraordinary items; adjusted EBITDA margin as adjusted EBITDA as % of revenue, adjusted net (loss) income as net income (loss) less certain extraordinary items; adjusted EPS as adjusted net (loss) income divided by basic and diluted shares outstanding; and free cash flow as cash flow from operations less capital expenditures. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Reconciliation of Non-GAAP EBITDA and Adjusted EBITDA (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders to non-GAAP EBITDA and Adjusted EBITDA for each of the periods presented:

(Amounts expressed in millions of United States dollars)	Three Months Ended			For the Nine Months Ended
	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Net loss attributable to common shareholders	$(60.2)	$(25.4)	$(12.0)	$(95.3)	$(493.4)
Add (deduct) impact of:
Interest expense, net	$17.5	$20.8	$15.4	$47.6	$60.9
Interest income	$(4.2)	$(1.9)	$(4.0)	$(11.5)	$(4.3)
Provision for income taxes	$47.4	$36.6	$47.2	$150.0	$105.9
Depreciation and amortization	$28.3	$27.0	$28.1	$84.2	$82.6
Depreciation included in cost of goods sold	$13.3	$14.6	$13.3	$40.1	$42.7
EBITDA (Non-GAAP)	$42.1	$71.8	$88.0	$215.0	$(205.5)
EBITDA Margin (Non-GAAP)	15%	26%	29%	24%	(24%)

Impairment of goodwill	$—	$—	$—	$—	$307.6
Impairment and disposal of long-lived assets, net of (recoveries)	$(4.3)	$(1.2)	$1.2	$(4.4)	$5.5
Legislative campaign contributions	$48.4	$0.5	$5.0	$62.7	$19.6
Acquisition, transaction, and other non-recurring costs	$2.6	$8.5	$4.3	$10.6	$16.1
Share-based compensation	$5.5	$4.5	$5.0	$15.6	$7.4
Gain on debt extinguishment	$—	$(8.2)	$—	$—	$(8.2)
Other (expense) income, net	$0.2	$(1.1)	$1.8	$4.8	$(5.9)
Discontinued operations, net of tax, attributable to common shareholders	$1.6	$2.9	$1.6	$4.6	$97.9
Adjusted EBITDA (Non-GAAP)	$96.1	$77.7	$107.0	$308.8	$234.5
Adjusted EBITDA Margin (Non-GAAP)	34%	28%	35%	35%	28%

Reconciliation of Non-GAAP Adjusted Net (Loss) Income (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders to non-GAAP adjusted net (loss) income, for each of the periods presented:

	For the Three Months Ended			For the Nine Months Ended
(Amounts expressed in millions of United States dollars)	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Net loss attributable to common shareholders	$(60.2)	$(25.4)	$(12.0)	$(95.3)	$(493.4)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$1.6	$2.9	$1.6	$4.6	$97.9
Adjustment of redeemable non-controlling interest to maximum redemption value	$(2.1)	$—	$1.9	$(9.0)	$—
Net loss from continuing operations available to common shareholders	$(60.6)	$(22.5)	$(8.5)	$(99.7)	$(395.5)
Add (deduct) impact of:
Adjustment of redeemable non-controlling interest to maximum redemption value	$2.1	$—	$(1.9)	$9.0	$—
Impairment of goodwill	$—	$—	$—	$—	$307.6
Impairment and disposal of long-lived assets, net of (recoveries)	$(4.3)	$(1.2)	$1.2	$(4.4)	$5.5
Legislative campaign contributions	$48.4	$0.5	$5.0	$62.7	$19.6
Acquisition, transaction, and other non-recurring costs	$2.6	$8.5	$4.3	$10.6	$16.1
Fair value of derivative liabilities - warrants	$—	$—	$—	$—	$(0.3)
Adjusted net (loss) income (Non-GAAP)	$(11.9)	$(14.7)	$0.2	$(21.9)	$(47.0)

Reconciliation of Non-GAAP Adjusted Net (Loss) Income Per Diluted Share (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders per share to non-GAAP adjusted net (loss) income per diluted share, for each of the periods presented:

	For the Three Months Ended			For the Nine Months Ended
(Amounts expressed are per share except for shares which are in millions)	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Net loss attributable to common shareholders	$(0.32)	$(0.13)	$(0.06)	$(0.50)	$(2.61)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$0.01	$0.02	$0.01	$0.02	$0.52
Adjustment of redeemable non-controlling interest to maximum redemption value	$(0.01)	$—	$0.01	$(0.05)	$—
Net loss from continuing operations available to common shareholders	$(0.32)	$(0.12)	$(0.04)	$(0.52)	$(2.09)
Add (deduct) impact of:
Adjustment of redeemable non-controlling interest to maximum redemption value	$0.01	$—	$(0.01)	$0.05	$—
Impairment of goodwill	$—	$—	$—	$—	$1.63
Impairment and disposal of long-lived assets, net of (recoveries)	$(0.02)	$(0.01)	$0.01	$(0.02)	$0.03
Legislative campaign contributions	$0.25	$0.00	$0.03	$0.33	$0.10
Acquisition, transaction, and other non-recurring costs	$0.01	$0.05	$0.02	$0.06	$0.09
Fair value of derivative liabilities - warrants	$—	$—	$—	$—	$0.00
Adjusted net (loss) income (Non-GAAP)	$(0.06)	$(0.08)	$0.00	$(0.12)	$(0.25)
Basic and diluted shares outstanding	190.2	188.9	190.3	190.0	189.0

Reconciliation of Non-GAAP Free Cash Flow (Unaudited)
The following table presents a reconciliation of GAAP cash flow from operating activities to non-GAAP free cash flow, for each of the periods presented:

	For the Three Months Ended			For the Nine Months Ended
(Amounts expressed in millions of United States dollars)	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Cash flow from operating activities	$30.3	$93.4	$71.3	$240.8	$70.4
Payments for property and equipment	$(36.9)	$(6.3)	$(26.5)	$(79.0)	$(31.0)
Free cash flow (Non-GAAP)	$(6.6)	$87.2	$44.8	$161.8	$39.4

Forward-Looking Statements
This news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the potential approval of cannabis legalization for personal use in Florida, the Company’s growth opportunities and the Company’s positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 and in our periodic reports subsequently filed with the United Sates Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca/landingpage/. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve

Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

Facebook: @Trulieve
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Investor Contact
Christine Hersey, Vice President of Investor Relations
+1 (424) 202-0210
Christine.Hersey@Trulieve.com
Media Contact
Phil Buck, APR, Corporate Communications Manager
+1 (406) 370-6226
Philip.Buck@Trulieve.com